UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: September 28, 2021
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1.01 Entry into a Material Definitive Agreement.

Master Repurchase Agreement with Bank of Montreal

On September 23, 2021, loanDepot.com, LLC, a Delaware limited liability company and an indirect majority-owned subsidiary of loanDepot, Inc. (the “Company”), as seller, entered into a Master Repurchase Agreement and Securities Contract (the “BMO MRA”) with Bank of Montreal, a Canadian Chartered bank acting through its Chicago Branch (“BMO”), as buyer, pursuant to which the Company may sell to BMO, and later repurchase, GSE-eligible mortgage loans, jumbo mortgage loans and FHA, VA and USDA residential mortgage loans. The BMO MRA and certain ancillary documents provide for uncommitted financing of $500 million. The expiration date of the BMO MRA is September 22, 2022, unless extended or earlier terminated in accordance with the terms of the BMO MRA. Borrowings under the BMO MRA accrue interest at rates per annum calculated as the one-month LIBOR, or a successor rate, plus an applicable margin.

The BMO MRA contains representations, warranties, covenants, conditions precedent to funding, events of default and indemnities that are customary for agreements of these types. Additionally, the BMO MRA provides that the Company is required to cure any margin deficit at the request of BMO. Should any event of default occur, the financing of mortgage loans under the BMO MRA may be terminated and the repurchase of any residential mortgage loan sold under the BMO MRA could be accelerated to be immediately due and payable at the repurchase price.

The foregoing description of the BMO MRA does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the BMO MRA, which is attached to this report as Exhibit 10.1.

Amendment to Series 2020-VFI Indenture Supplement with JPMorgan Chase Bank, N.A

On September 23, 2021, the Company, as servicer and administrator, and loanDepot Agency Advance Receivables Trust, a wholly-owned subsidiary of the Company (the “Advance Receivables Trust”), as issuer, entered into Amendment No. 2 (“Amendment No. 2”) to Series 2020-VFI Indenture Supplement, dated as of September 24, 2020, (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture Supplement”), with CitiBank, N.A., as indenture trustee, calculation agent, paying agent, custodian and securities intermediary, and JPMorgan Chase Bank, N.A., as administrative agent pursuant to which the Advance Receivables Trust issued the 2020-VFI Variable Funding Notes for the financing of servicing advance receivables with respect to residential mortgage loans serviced by the Company on behalf of Fannie Mae and Freddie Mac. The sole purpose of the Amendment No. 2 is to extend the Expected Repayment Date to September 23, 2022.

The foregoing description of Amendment No. 2 does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of Amendment No. 2, which is attached to this report as Exhibit 10.2.

Amendment No. 1 to Master Repurchase Agreement with Barclays Bank PLC

On September 24, 2021, the Company, as seller, entered into Amendment No. 1 (“Amendment 1”) to the Master Repurchase Agreement, dated as of August 25, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Barclays MRA”), with Barclays Bank PLC (“Barclays”), as purchaser and agent, pursuant to which the Company may sell to, and later repurchase from, Barclays, the Company’s beneficial right, title and interest in and to certain residential mortgage loans. The primary purposes of Amendment 1 are to (a) amend the definitions of Affiliate, Change of Control and Subsidiary; (b) add new, and revise existing, definitions and provisions related to LIBOR and the Benchmark Replacement; (c) amend definitions and provisions related to margin maintenance; (d) permit VA Buyout loans to be eligible loans; (e) add a definition and provisions related to servicer termination; (f) extend Maturity Date until September 23, 2022; and (g) increase the amount available under the facility, combined with the Barclays MLPPSA (as defined below), to $1 billion via certain ancillary agreements thereto.

The foregoing description of Amendment 1 is not complete and is qualified in its entirety by reference to the full text of Amendment 1, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Amendment No. 1 to Mortgage Loan Participation Purchase and Sale Agreement with Barclays

On September 24, 2021, the Company, as seller, entered into Amendment No. 1 (“Amendment 1”) to the Mortgage Loan Participation and Sale Agreement, dated as of August 25, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Barclays MLPPSA”), with Barclays, as purchaser and agent, pursuant to which the Company may sell to Barclays participation interests in certain designated pools of residential mortgage loans eligible to back securities and, at a later date, cause such mortgage loans to back a security issued by the Company, which will be delivered to Barclays in exchange for the related participation certificate. The primary purposes of Amendment 1 are to (a) amend the definitions of Affiliate, Change of Control and Subsidiary; (b) add new, and revise existing, definitions and provisions related to LIBOR and the Benchmark Replacement; (c) permit VA Buyout loans and Wet-Ink Mortgage Loans to be eligible loans; (d) extend the
Maturity Date until September 23, 2022; and (e) increase the amount available under the facility, combined with Barclays MRA, to $1 billion via certain ancillary agreements thereto.

The foregoing description of Amendment 1 is not complete and is qualified in its entirety by reference to the full text of Amendment 1, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Amendment No. 1 to Second Amended and Restated Master Repurchase Agreement with Bank of America, N.A.

On September 27, 2021, loanDepot, BA Warehouse. LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (the “Seller”), as seller, entered into Amendment No. 1 (“Amendment No. 1”) to the Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “BANA MRA”) with the Company, as guarantor and pledgor, and Bank of America, N.A., a national banking association (“BANA”), as buyer, pursuant to which the Seller may sell to BANA, and later repurchase, participation interests in residential mortgage loans that were issued to the Seller by the Company. The primary purposes of Amendment 1 are to (a) amend and restate each of the following definitions: Custodial Agreement, Electronic Tracking Agreement, Payment Date and Rebuttable Presumption Qualified Mortgage and (b) amend and restate certain provisions relating to the Pricing Rate, Dry Mortgage Loan and the servicing of the Mortgage Loans.

The foregoing description of Amendment 1 is not complete and is qualified in its entirety by reference to the full text of Amendment 1, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Amendment No. 17 to Amended and Restated Mortgage Loan Purchase and Sale Agreement with BANA

On September 27, 2021, the Company, as seller, entered into Amendment No. 17 (“Amendment 17”) to the Amended and Restated Mortgage Loan Purchase and Sale Agreement, dated as of July 17, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “BANA MLPSA), with BANA, as purchaser, pursuant to which the Company may sell to, and later repurchase from, BANA, the Company’s beneficial right, title and interest in and to designated pools of residential mortgage loans eligible in the aggregate to back securities. The primary purposes of Amendment 17 are to (a) amend and restate each of the following definitions: Affiliate, Change of Control, IPO and Rebuttable Presumption Qualified Mortgage, (b) extend the Expiration Date of the facility to September 26, 2022, and (c) amend certain Events of Default.

The foregoing description of Amendment 17 is not complete and is qualified in its entirety by reference to the full text of Amendment 17, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
10.1
Master Repurchase Agreement and Securities Contract, dated September 23, 2021, by and among Bank of Montreal, a Canadian Chartered bank acting through its Chicago Branch, and loanDepot.com, LLC a Delaware limited liability company.

10.2
Amendment No. 2 to Series 2020-VF1 Indenture Supplement, dated as of September 23, 2021, by and among loanDepot Agency Advance Receivables Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent, custodian and securities intermediary, loanDepot.com, LLC, as servicer and administrator, JPMorgan Chase Bank, N.A., as administrative agent, and consented to by JPMorgan, as noteholder of the Series 2020-VF1 Variable Funding Notes.

10.3	Amendment No. 1, dated September 24, 2021, to the Master Repurchase Agreement, dated as of August 25, 2020, between Barclays Bank PLC, as purchaser and agent, and loanDepot.com, LLC, as seller.
10.4
Amendment No. 1, dated September 24, 2021, to Mortgage Loan Participation Purchase and Sale Agreement, dated as of August 25, 2020, between Barclays Bank PLC, as purchaser and agent, and loanDepot.com, LLC, as seller.

10.5
Amendment No. 1, dated September 27, 2021, to Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021, by and between Bank of America, N.A., as buyer, and loanDepot BA Warehouse, LLC, as seller, and loanDepot.com, LLC, as guarantor and pledgor.

10.6
Amendment No. 17, dated September 27, 2021, to the Amended and Restated Mortgage Loan Participation Purchase and Sale Agreement, dated as of July 17, 2015, by and between Bank of America, N.A. and loanDepot.com, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2021

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Chief Financial Officer